Exhibit 10.3B

            REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August 8, 2000, among LCS Golf, Inc., a Delaware corporation (the "Company") and American Warrant Partners, LLC (the "Purchaser"). This Agreement is made pursuant to the $300,000, 8% Convertible Note ("Convertible Note") and warrant agreement ("Warrant Agreement") both of which are of even date herewith, by and among the Company and the Purchaser. The Company has agreed to provide the Purchaser and any transferees of Registrable Securities (as hereinafter defined) that may be issued, from time to time, the registration rights with respect to the Registrable Securities, as set forth in this Agreement. Capitalized terms used herein without definition shall have the meanings set forth in the Convertible Note and/or in the Warrant Agreement.

            The parties hereto agree as follows:

            1. Definitions.

            As used in this Agreement, the following capitalized terms shall have the following meanings:

            "Commission" shall mean the Securities and Exchange Commission.

            "Common Stock" means the common stock, $.001 par value per share, of the Company.

            "Convertible Note" means that certain 8% convertible subordinated promissory note dated the date hereof between the Company and the Purchaser.

            "Holder" shall mean a Purchaser or its respective transferee, who is the owner of Registrable Securities.

            "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint state company trust, unincorporated organization, joint venture, a government authority or other entity of whatever nature.

            "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments to the Registration Statement of which such Prospectus is a part, and all material incorporated by reference in such Prospectus.

            "Registrable Securities" shall mean the Securities, but only so long as they remain Restricted Securities.

            "Registration Expenses" shall have the meaning ascribed thereto in
Section 6 hereof.

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            "Registration Statement" means any registration statement of the
Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such Registration Statement.

            "Restricted Securities" means the Securities unless and until, in the case of any such Securities, (i) they have been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them, (ii) they are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (iii) they are otherwise freely transferable without restriction under the Securities Act, and the holders thereof have received an opinion of their legal counsel to such effect.

            "Securities" shall mean any and all shares of Common Stock issued to Purchaser or their transferees or which may be issued upon the conversion of the Convertible Note or the exercise of the Warrant.

            "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Warrant" shall mean warrants issued pursuant to the Warrant Agreement which are exercisable for five years to purchase Common Stock at an exercise price of $.40 per share.

            2. Securities Subject to this Agreement. The Securities entitled to the benefits of this Agreement are the Registrable Securities.

            3. Shelf Registration.

            (a) The Company shall file with the Commission as soon as reasonably practicable, but in no event later than September 15, 2000, a Registration Statement on any appropriate form pursuant to Rule 415 under the Act and/or any similar rule that may be adopted by the Commission with respect to all of the Registrable Securities; provided, however, that if such Registration Statement is not declared effective by November 15, 2000, the Company will (i) reduce the exercise price of the Warrant ("Exercise Price") and the conversion price of the Convertible Note ("Conversion Price") in an amount equal to 2% of the Exercise Price and the Conversion Price, and (ii) increase the Interest Rate of the Convertible Note by 2% per annum per each 30-day period until such time that the Registration Statement is declared effective by the Commission or each of the Exercise Price and the Conversion Price becomes equal to $0.05 per share and the Interest Rate of the Convertible Note increases to 15% per annum. The Company agrees (i) to use its commercially reasonable efforts to have such Registration Statement declared effective by November 15, 2000 and (ii) to keep such Registration Statement continuously effective (and to take any and all other actions necessary in order to permit public resale of the Registrable Securities covered by such Registration Statement) for a period until such date as is the earlier of (a) the date on which at least 75% of the Registrable Securities have been sold, (b) the date on which at least 75% of the Registrable Securities may be immediately sold to the public without registration or restriction pursuant to Rule 144(k) under the Securities Act or any successor provision, (c) the date on which all restrictive legends have


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been removed from all Registrable Securities and all "stop transfer"
instructions issued to the Company's transfer agent have been canceled or (d) two (2) years following the date on which such Registration Statement is declared effective.

            If (i) the Registration Statement is not declared effective by November 15, or (ii) a stop order is imposed or if for any other reason the effectiveness of the Registration Statement is suspended or the Registration Statement is no longer current and requires amendment pursuant to Section 5 hereof during the period that the Registration Statement is required to remain effective pursuant to this Section 3, and such suspension or period during which the Registration Statement is not current continues for 30 consecutive days, then the Company shall (i) reduce each of the Exercise Price and the Conversion Price, to the extent it has not been previously exercised, in an amount equal to 2% of the Exercise Price and the Conversion, and (ii) increase the Interest Rate of the Convertible Note by 2% per annum per each 30-day period subsequent to the initial 30-day period previously mentioned in this sentence that such Registration Statement is not declared effective by the Commission until each of Exercise Price and the Conversion Price becomes $0.05 per share and the Interest Rate of the Convertible Note is increased to 15% per annum. Notwithstanding the foregoing, the immediately preceding sentence shall not apply if the stop order, suspension or requirement for amendment arises out of any action, omission or information provided to the Company by such Holder or such Holder's distribution of the Registrable Securities.

            4. Information. The Company may require the Holders to furnish to the Company such information in writing regarding themselves and the distribution of Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act. The Holders agree to supply the Company as promptly as practicable with such information and to notify the Company as promptly as practicable of any inaccuracy or change in information they have previously furnished to the Company.

            5. Registration Procedures. The Company shall:

            (a) In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file with the Commission a Registration Statement in the form of an appropriate registration statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement to become and remain continuously effective until the earlier of (i) the time that set forth in Section 3(a) above, and (ii) two years after such Registration Statement has been declared effective; provided that, if for any portion of such two year period the Registration Statement is not effective, then such two year requirement for maintaining the effectiveness of the Registration Statement shall be extended by the length of such interruption(s), and shall prepare and file with the Commission such amendments to such Registration Statement and supplements to the Prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and Prospectus accurate and complete during such period;

            (b) Furnish to each Holder participating in such registration (each of such Persons being referred to herein as a "Participant" in such registration) such reasonable number of copies of the Registration Statement and Prospectus and such other documents as such Participant may reasonably request in order to facilitate the public offering of the Registrable Securities;


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

            (c) Use its best efforts to register or qualify the Securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as such Participants may reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in connection with any such registration or qualification of such Securities;

            (d) Notify the Participants in such registration, promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

            (e) Notify the Participants in such registration promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

            (f) Prepare and file with the Commission, promptly upon the request of any Participant in such registration, the Registration Statement and any amendments or supplements to such Registration Statement or Prospectus that, in the reasonable opinion of counsel for such Participants, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Securities by such Participants or to otherwise comply with the requirements of the Securities Act and such rules and regulations;

            (g) Prepare and promptly file with the Commission and promptly notify the Participants in such registration of the filing of such amendments or supplements to such Registration Statement or Prospectus as may be necessary to correct any statements or omissions if, at the time when a Prospectus relating to such Securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such Prospectus or any other Prospectus then in effect may include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

            (h) Advise the Participants in such registration, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

            (i) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to the Company's security holders earnings statements satisfying the provisions of
Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days, if such a period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of a Registration Statement;


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

            (j) Not file any amendment or supplement to such Registration Statement or Prospectus to which a majority in interest of the Participants in such registration has reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least three (3) business days prior to the filing thereof unless the Company shall have been advised in writing by its counsel that such amendment is required under the Securities Act or the rules or regulations adopted thereunder in connection with the distribution of Securities by the Company or the Participants.

            6 Expenses of Registration. Except as provided in the following sentence, all expenses of the Company incident to the Company's performance of or compliance with the provisions of Sections 3, 4 and 5 of this Agreement shall be borne by the Company including without limitation:

            (a) All registration and filing fees (exclusive of underwriting discounts and commissions);

            (b) Fees and expenses of compliance with all securities or blue sky laws (including fees and disbursements of counsel for the Company in connection with blue sky qualifications of the Registrable Securities), provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in connection with any such registration or qualification of such Registrable Securities;

            (c) Printing, messenger, telephone and delivery expenses; and

            (d) Fees and disbursements of the Company's counsel and independent auditors.

            Nothing in this Section 6 shall be deemed to require the Company to pay or bear any expenses of any Participant's attorneys or accountants or any other personal expenses or any underwriting discounts, selling commissions or similar fees of the Participants if such registration results in an underwritten public offering of all or any portion of the Registrable Securities, except as otherwise set forth herein.

            7 Indemnification and Contribution.

            (a) Indemnification by the Company. Whenever, pursuant to Section 3, a Registration Statement relating to the Registrable Securities is filed under the Securities Act, the Company will (except as to matters covered by Section 7(b) hereof) indemnify and hold harmless each Participant in the registration, each of their officers, directors and employees, each underwriter of Registrable Securities, and each Person, if any, who controls any such Person (collectively, the "Participant Indemnitees" and, individually, a "Participant Indemnitee"), against any losses, claims, damages or liabilities, joint or several, to which such Participant Indemnitees may become subject under the


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

Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless any such statement or omission is based on written information provided by the Participant Indemnitee, or a representation of a Participant Indemnitee, that such Participant Indemnitee has requested be included in such Registration Statement or Prospectus, and will reimburse each Participant Indemnitee for all legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action.

            (b) Indemnification by Participants. Each Participant in such registration will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each other Person, if any, who controls the Company, within the meaning of the Securities Act, each underwriter of Registrable Securities and each Person, if any, who controls any such underwriter within the meaning of the Securities Act (collectively, the "Company Indemnitees" and, individually, a "Company Indemnitee") and each other Participant Indemnitee against all losses, claims, damages or liabilities, joint or several, to which any of the Company Indemnitees or the other Participant Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if, and to the extent that, such statement or omission was in reliance upon and in conformity with written information furnished to the Company by such participant specifically for use in the preparation thereof. Notwithstanding the foregoing, the indemnification obligation of each Participant herein shall be limited to the net proceeds received by such Participant in the offering of the Registrable Securities effected by the Registration Statement.

            (c) Indemnification Procedures. Promptly after receipt by a Participant Indemnitee or a Company Indemnitee (collectively, "Indemnitees" and, individually, an "Indemnitee") under Section 7(a) or 7(b) hereof of notice of the commencement of any action, such Indemnitee will, if a claim in respect thereof is to be made against the indemnifying party under such clause, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any Indemnitee otherwise than under such clauses. In case any such action shall be brought against any Indemnitee, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnitee, and after notice from the indemnifying party to such Indemnitee of its election to assume the defense thereof,


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the indemnifying party shall not be liable to such Indemnitee under such clause for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnitee shall have the right to employ one counsel to represent such Indemnitee if, in the reasonable judgment of such Indemnitee, it is advisable for such party to be represented by separate counsel because separate defenses are available, or because a conflict of interest exists between such indemnified and indemnifying party in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. Notwithstanding the foregoing, if the Company is an Indemnitee, the Company shall designate the one counsel, and in all other circumstances, the one counsel shall be designated by a majority in interest based upon the Registrable Securities of the Indemnitees. For purposes of this Section 7 the terms "control," and "controlling person" have the meanings that they have under the Securities Act.

            (d) Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnitee, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, liabilities or expenses
(i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other from the registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the Indemnitee than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other but also the relative fault of the indemnifying party and the Indemnitee as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            8 Amendment and Modification. This Agreement may be amended, modified or supplemented in any respect only by written agreement by the Company and Holders owning a majority of the issued and outstanding shares of Registrable Securities or Preferred Stock convertible into Registrable Securities (provided that no such amendment shall unfairly discriminate against a particular Holder relative to the other Holders).

            9 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to the choice of law principles thereof.

            10 Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.


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            11 Notices. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed duly given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses or (at such other address for the party as shall be specified by like notice):

            (a)   If to the Company:

                        [LCS Golf]

                        or as the Company shall designate to the Purchaser in writing,

                  with a copy to:

                        Littman Krooks Roth & Ball P.C.
                        655 Third Avenue
                        New York, New York 10011

            12 If to a Holder, as listed on the signature pages attached hereto or as such Holder shall designate to the Company in writing,

                  with a copy to:

                        Olshan Grundman Frome Rosenzweig & Wolosky LLP 505 Park Avenue
                        New York, New York 10022
                        Attn: Kenneth Schlesinger, Esq.

            13 Headings; Execution in Counterparts. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

            14 Entire Agreement. This Agreement, including any exhibits hereto and the documents and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties,


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

covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            15 Attorneys' Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover such reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, as may be ordered in connection with such proceeding.

            16 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their successors and assigns.


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                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

            IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first above written.

                                          LCS GOLF, INC.

                                      By:
                                          ------------------------------
                                          Name:
                                          Title:


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

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

            IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first above written.

                                      Purchaser

                                      AMERICAN WARRANT PARTNERS, LLC

                                      By:
                                          ------------------------------
                                          Name:
                                          Title:

                                      Address: 505 Park Avenue
                                               New York, New York 10022


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